UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4765

Dreyfus New York AMT-Free Municipal Bond Fund
(formerly, Dreyfus Premier New York AMT-Free Municipal Bond Fund)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)	(Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	11/30
Date of reporting period:	11/30/08

FORM N-CSR

Item 1.	Reports to Stockholders.

Dreyfus New York AMT-Free Municipal Bond Fund

ANNUAL REPORT November 30, 2008

BNY MELLON
ASSET MANAGEMENT

Dreyfus

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND

2	A Letter from the CEO

3	Discussion of Fund Performance

6	Fund Performance

8	Understanding Your Fund’s Expenses

8	Comparing Your Fund’s Expenses With Those of Other Funds

9	Statement of Investments

20	Statement of Assets and Liabilities

21	Statement of Operations

22	Statement of Changes in Net Assets

24	Financial Highlights

27	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Important Tax Information

38	Information About the Review and Approval of the Fund’s Management Agreement

43	Board Members Information

46	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus New York AMT-Free Municipal Bond Fund

The Fund

A LETTER FROM THE CEO Dear Shareholder:

We present to you this annual report for Dreyfus New York AMT-Free Municipal Bond Fund, covering the 12-month period from December 1, 2007, through November 30, 2008.

The U.S. and global economies suffered during the reporting period amid a financial crisis that sparked sharp declines in virtually all areas of the financial markets, including municipal bonds. According to our Chief Economist, four key elements fueled the crisis: a sharp decline in home prices; high leverage and an ambiguous private/public status at mortgage agencies Fannie Mae and Freddie Mac; high leverage among financial institutions, especially investment banks; and regulatory policies and behaviors that exacerbated financial stresses.The governments and central banks of major industrialized nations have responded with massive interventions, including nationalizing some troubled financial institutions, providing loans to others and guaranteeing certain financial instruments. However, the U.S. and global financial systems remain fragile, and economic weakness is likely to persist.

In our view, today’s investment environment is rife with near-term challenges and long-term opportunities. Now more than ever, it is important to ensure that your investments are aligned with your current needs, future goals and attitudes toward risk.We urge you to speak regularly with your financial advisor, who can recommend the course of action that is right for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s Portfolio Manager.

Thank you for your continued confidence and support.

Jonathan R. Baum Chief Executive Officer The Dreyfus Corporation December 15, 2008

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2007, through November 30, 2008, as provided by Joseph P. Darcy, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended November 30,2008,Dreyfus NewYork AMT-Free Municipal Bond Fund’s Class A, B and C shares produced total returns of –6.36%, –6.79% and –7.07%, respectively.1 The Barclays Capital Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of –3.61% for the same period.2 In addition, the average total return for all funds reported in the Lipper New York Municipal Debt Funds category was –8.37% .3

A severe financial crisis and economic slowdown produced heightened volatility among many asset classes, including municipal bonds.The fund produced lower returns than its benchmark, which does not reflect fees and expenses like a mutual fund, and higher returns than its Lipper category average, primarily due to its emphasis on higher-quality securities.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal, New York state and NewYork city income taxes to the extent consistent with the preservation of capital.To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal, NewYork state and NewYork city personal income taxes. The fund also seeks to provide income exempt from the federal alternative minimum tax (“AMT”).The fund will invest at least 70% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by Dreyfus. Under normal market conditions, the dollar-weighted average maturity of the fund’s portfolio is expected to exceed 10 years.

We may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, we may

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. We focus on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund’s assets may be allocated to“discount”bonds,which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment.We may also look to select bonds that are most likely to obtain attractive prices when sold.

Economic Slump, Financial Crisis Hurt Municipal Bonds

A credit crisis began to send shockwaves throughout the global financial markets before the reporting period began. Market turmoil continued into 2008 when highly leveraged institutional investors were forced by losses among mortgage- and asset-backed securities to sell their more liquid and creditworthy holdings,including municipal bonds.In addition, the credit crisis produced difficult liquidity conditions in the auction-rate securities market and massive losses among municipal bond insurers.As a result, investors responded negatively to municipal bonds carrying third-party insurance. The effects of these developments were exacerbated by declining housing prices, rising unemployment and plummeting consumer confidence, which weighed heavily on the U.S. economy.

Particularly heavy losses among municipal bonds in February 2008 were followed by a rebound in the spring, when the Federal Reserve Board reassured investors by participating in the rescue of a major investment bank.The market rally proved to be short-lived, however, as the credit crisis mushroomed into a global financial crisis over the summer, when a number of major financial institutions collapsed, requiring government bailouts.

These factors put renewed pressure on the fiscal conditions of most states and municipalities.The state and city of New York were particularly hard-hit by massive job losses on Wall Street.As of the reporting period’s end, both the state and city were searching for ways to bridge projected revenue shortfalls.

Lower Rated Credits Undermined Returns

Through rigorous credit analysis, we attempted to focus on AMT-free municipal bonds from NewYork issuers with solid revenue streams and sound credit and liquidity profiles, such as securities backed by essential services facilities with well-defined tax revenues.The fund also achieved relatively strong results from its holdings of bonds with intermediate-term maturities, which held up better during the downturn than their longer-term counterparts. However, longer-term bonds and holdings with lower credit ratings were particularly hard-hit, and even a relatively small amount of such securities dampened the fund’s results.

Staying Cautious in a Turbulent Market

As of the end of the reporting period, the U.S. economic downturn and financial crisis have persisted.Therefore, we intend to maintain a cautious approach, including a focus on income-oriented municipal bonds with maturities in the 15- to 20-year range and strong credit and liquidity profiles.

December 15, 2008

1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Each share class is subject to a different sales charge and distribution expense structure and will achieve different returns. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-NewYork residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors in 2007. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of certain expenses by The Dreyfus Corporation pursuant to an agreement in effect until July 31, 2009, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s return would have been lower.

2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Barclays Capital Municipal Bond Index is a widely accepted, unmanaged and geographically unrestricted total return performance benchmark for the long-term, investment- grade, tax-exempt bond market. Index returns do not reflect the fees and expenses associated with operating a mutual fund.

3	Source: Lipper Inc.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares, Class B shares and Class C shares of Dreyfus NewYork AMT-Free Municipal Bond Fund on 11/30/98 to a $10,000 investment made in the Barclays Capital Municipal Bond Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.

Effective December 1, 2008, the fund changed its name from Dreyfus Premier New York AMT-Free Municipal Bond Fund to Dreyfus New York AMT-Free Municipal Bond Fund.

The fund invests primarily in NewYork municipal securities and the fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all share classes.The Index is not limited to investments principally in NewYork municipal obligations and does not take into account charges, fees and other expenses.The Index, unlike the fund, is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax-exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 11/30/08

	1 Year	5 Years	10 Years

Class A shares
with maximum sales charge (4.5%)	(10.58)%	0.23%	2.52%
without sales charge	(6.36)%	1.16%	3.00%
Class B shares
with applicable redemption charge †	(10.37)%	0.32%	2.68%
without redemption	(6.79)%	0.65%	2.68%
Class C shares
with applicable redemption charge ††	(7.97)%	0.40%	2.23%
without redemption	(7.07)%	0.40%	2.23%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Performance for Class B shares assumes the conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
† The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
†† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus NewYork AMT-Free Municipal Bond Fund from June 1, 2008 to November 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended November 30, 2008

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 4.09	$ 6.49	$ 7.68
Ending value (after expenses)	$924.70	$922.50	$921.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended November 30, 2008

	Class A	Class B	Class C

Expenses paid per $1,000†	$ 4.29	$ 6.81	$ 8.07
Ending value (after expenses)	$1,020.75	$1,018.25	$1,017.00

† Expenses are equal to the fund’s annualized expense ratio of .85% for Class A, 1.35% for Class B and 1.60%
for Class C; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS November 30, 2008

Long-Term Municipal	Coupon	Maturity	Principal
Investments—95.6%	Rate (%)	Date	Amount ($)		Value ($)

New York—86.2%
Albany Industrial Development
Agency, Civic Facility Revenue
(Saint Peter’s Hospital of the
City of Albany Project)	5.25	11/15/27	2,000,000		1,526,060
Dutchess County Industrial
Development Agency, Civic
Facility Revenue (Bard College
Civic Facility)	5.00	8/1/22	775,000		707,714
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic Facility)	5.00	10/1/30	1,565,000		1,409,142
Hempstead Industrial Development
Agency, Civic Facility Revenue
(Adelphi University Civic Facility)	5.00	10/1/35	1,500,000		1,313,655
Huntington Housing Authority,
Senior Housing Facility
Revenue (Gurwin Jewish Senior
Residences Project)	6.00	5/1/29	1,370,000		988,359
Long Island Power Authority,
Electric System General Revenue	6.00	5/1/33	1,500,000		1,503,375
Long Island Power Authority,
Electric System General
Revenue (Insured; FGIC)	5.00	12/1/19	1,000,000		975,220
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	1/1/12	1,225,000	[a]	1,336,683
Metropolitan Transportation
Authority, Transit Facilities
Revenue (Insured; FSA)	5.13	7/1/12	1,775,000	[a]	1,954,932
Metropolitan Transportation
Authority, Transportation
Revenue	6.50	11/15/28	1,000,000		1,043,920
Metropolitan Transportation
Authority, Transportation
Revenue	5.00	11/15/31	1,500,000		1,304,190
Metropolitan Transportation
Authority, Transportation
Revenue (Insured; AMBAC)	5.50	11/15/18	4,000,000		4,068,600

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Nassau County Industrial
Development Agency, Continuing
Care Retirement Community
Revenue (Amsterdam at
Harborside Project)	6.50	1/1/27	1,250,000	1,015,575
New York City,
GO	6.75	2/1/09	140,000	141,425
New York City,
GO	5.38	12/1/11	850,000 [a]	931,736
New York City,
GO	5.00	11/1/19	2,000,000	1,999,920
New York City,
GO	5.38	12/1/20	150,000	150,531
New York City,
GO	5.00	8/1/21	2,000,000	1,941,020
New York City,
GO	5.25	8/15/24	1,420,000	1,377,045
New York City Housing Development
Corporation, Capital Fund
Program Revenue (New York City
Housing Authority Program)
(Insured; FGIC)	5.00	7/1/25	2,265,000	2,110,006
New York City Industrial
Development Agency, Civic
Facility Revenue (Vaughn
College of Aeronautics and
Technology Project)	5.25	12/1/36	1,000,000	623,920
New York City Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater New York Project)	5.00	8/1/36	4,000,000	3,251,200
New York City Industrial
Development Agency, Liberty
Revenue (7 World Trade
Center Project)	6.25	3/1/15	2,000,000	1,658,880
New York City Transitional Finance
Authority, Building Aid Revenue	4.50	1/15/38	2,000,000	1,542,980
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; FGIC)	5.00	7/15/25	1,000,000	937,610

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York City Transitional Finance
Authority, Building Aid
Revenue (Insured; FGIC)	5.00	7/15/36	2,000,000	1,741,280
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	6.00	5/15/10	450,000 [a]	483,066
New York City Transitional Finance
Authority, Future Tax Secured
Revenue	5.00	11/1/25	1,205,000	1,190,058
New York Liberty Development
Corporation, Revenue (National
Sports Museum Project)	6.13	2/15/19	1,000,000 [b]	119,400
New York State Dormitory
Authority, Catholic Health
Services of Long Island
Obligated Group Revenue (Saint
Francis Hospital Project)	5.00	7/1/21	2,000,000	1,667,980
New York State Dormitory
Authority, Consolidated Second
General Resolution Revenue
(City University System)
(Insured; FGIC)	5.75	7/1/16	1,000,000	1,039,560
New York State Dormitory
Authority, FHA-Insured
Mortgage HR (The Long Island
College Hospital)	6.00	8/15/15	1,760,000	1,840,960
New York State Dormitory
Authority, FHA-Insured
Mortgage HR
(The New York and
Presbyterian Hospital)
(Insured; FSA)	5.25	8/15/27	1,000,000	955,180
New York State Dormitory
Authority, Insured Revenue
(Manhattan College)
(Insured; Radian)	5.50	7/1/16	975,000	1,023,487
New York State Dormitory
Authority, Insured Revenue
(New York University)
(Insured; AMBAC)	5.00	7/1/32	1,345,000	1,201,220

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, LR (State
University Educational
Facilities) (Insured; FGIC)	5.50	7/1/11	1,000,000 [a]	1,088,880
New York State Dormitory
Authority, Revenue (Columbia
University)	5.00	7/1/31	2,000,000	1,952,300
New York State Dormitory
Authority, Revenue (Consolidated
City University System)	5.63	7/1/16	4,000,000	4,273,240
New York State Dormitory
Authority, Revenue
(Consolidated City University
System) (Insured; FSA)	5.75	7/1/18	1,000,000	1,082,690
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/24	2,000,000	2,017,500
New York State Dormitory
Authority, Revenue
(Cornell University)	5.00	7/1/35	2,000,000	1,920,360
New York State Dormitory
Authority, Revenue
(Fordham University)
(Insured; Assured Guaranty)	5.00	7/1/33	1,000,000	909,200
New York State Dormitory
Authority, Revenue (Memorial
Sloan-Kettering Cancer Center)	5.00	7/1/35	1,000,000	929,200
New York State Dormitory
Authority, Revenue (Mental
Health Services Facilities
Improvement)	5.00	2/15/28	880,000	802,806
New York State Dormitory
Authority, Revenue (Miriam
Osborne Memorial Home)
(Insured; ACA)	6.88	7/1/19	1,000,000	973,590
New York State Dormitory
Authority, Revenue (Mount Sinai
NYU Health Obligated Group)	5.50	7/1/26	2,000,000	1,691,000
New York State Dormitory
Authority, Revenue (New York
State Department of Health)
(Insured; CIFG)	5.00	7/1/25	2,500,000	2,306,125

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Dormitory
Authority, Revenue (North
Shore-Long Island Jewish
Obligated Group)	5.00	5/1/25	2,750,000	2,272,930
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.25	7/1/24	1,000,000	746,780
New York State Dormitory
Authority, Revenue (NYU
Hospitals Center)	5.00	7/1/26	1,000,000	705,690
New York State Dormitory
Authority, Revenue (Orange
Regional Medical Center
Obligated Group)	6.25	12/1/37	1,500,000	1,116,375
New York State Dormitory
Authority, Revenue (Rochester
Institute of Technology)	6.00	7/1/33	3,250,000	3,196,473
New York State Dormitory
Authority, Revenue (State
University Educational Facilities)	5.88	5/15/17	2,000,000	2,213,100
New York State Dormitory
Authority, Revenue (University
of Rochester)	5.00	7/1/34	2,870,000	2,604,267
New York State Dormitory
Authority, South Nassau
Communities HR
(Winthrop South Nassau
University Health System
Obligated Group)	5.50	7/1/23	1,650,000	1,372,322
New York State Dormitory
Authority, State Personal
Income Tax Revenue (Education)	5.00	3/15/23	1,500,000	1,489,005
New York State Housing Finance
Agency, State Personal Income
Tax Revenue (Economic
Development and Housing)	5.00	3/15/34	1,575,000	1,471,853
New York State Thruway Authority,
General Revenue (Insured; FGIC)	5.00	1/1/27	3,000,000	2,852,400
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/25	2,000,000	1,975,680

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds	5.00	4/1/27	2,000,000	1,900,760
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/19	3,000,000	3,090,870
New York State Thruway Authority,
Second General Highway and
Bridge Trust Fund Bonds
(Insured; AMBAC)	5.00	4/1/22	2,000,000	1,988,900
New York State Thruway Authority,
State Personal Income Tax
Revenue (Transportation)	5.25	3/15/27	1,000,000	1,002,010
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (Economic
Development and Housing)
(Insured; AMBAC)	5.00	12/15/23	2,000,000	1,989,500
New York State Urban Development
Corporation, State Personal
Income Tax Revenue (State
Facilities and Equipment)
(Insured; FGIC)	5.50	3/15/13	2,450,000 [a]	2,759,435
Niagara County Industrial
Development Agency, Solid
Waste Disposal Facility
Revenue (American Ref-Fuel
Company of Niagara, LP Facility)	5.55	11/15/15	1,970,000	1,702,257
Orange County Industrial
Development Agency, Life Care
Community Revenue (Glenn
Arden, Inc. Project)	5.63	1/1/18	1,000,000	806,390
Port Authority of New York and New
Jersey (Consolidated Bonds,
142nd Series)	5.00	7/15/23	2,000,000	1,994,740

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)

New York (continued)
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/31	1,000,000	917,320
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Emma Willard
School Project)	5.00	1/1/36	1,000,000	892,570
Rensselaer County Industrial
Development Agency, Civic
Facility Revenue (Rensselaer
Polytechnic Institute Project)	5.00	3/1/36	2,000,000	1,723,460
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/26	1,380,000	1,299,808
Schenectady Industrial Development
Agency, Civic Facility Revenue
(Union College Project)	5.00	7/1/31	1,335,000	1,207,614
Suffolk Tobacco Asset Securitization
Corporation, Tobacco Settlement
Asset-Backed Bonds	6.00	6/1/48	2,000,000	1,539,580
Tobacco Settlement Financing
Corporation of New York,
Asset-Backed Revenue
Bonds (State Contingency
Contract Secured)	5.50	6/1/21	3,930,000	3,877,613
Triborough Bridge and Tunnel
Authority, General Purpose
Revenue	6.00	1/1/12	2,000,000	2,129,280
Triborough Bridge and Tunnel
Authority, General Revenue
(MTA Bridges and Tunnels)	5.00	11/15/33	2,000,000	1,832,120
Triborough Bridge and Tunnel
Authority, Subordinate Revenue
(Insured; MBIA, Inc.)	5.00	11/15/32	2,000,000	1,827,960

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)

New York (continued)
Westchester Tobacco Asset
Securitization Corporation,
Tobacco Settlement
Asset-Backed Bonds	5.13	6/1/45	1,200,000		796,332
U.S. Related—9.4%
Children’s Trust Fund of Puerto
Rico, Tobacco Settlement
Asset-Backed Bonds	6.00	7/1/10	2,000,000	[a]	2,115,760
Guam Waterworks Authority,
Water and Wastewater System
Revenue	5.88	7/1/35	1,000,000		725,410
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue	6.00	7/1/38	2,000,000		1,783,180
Puerto Rico Aqueduct and Sewer
Authority, Senior Lien Revenue
(Insured; Assured Guaranty)	5.00	7/1/28	1,000,000		899,450
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/14	1,000,000		984,520
Puerto Rico Commonwealth,
Public Improvement GO	5.25	7/1/16	1,180,000	[a]	1,343,996
Puerto Rico Electric Power
Authority, Power Revenue	5.50	7/1/38	1,500,000		1,186,365
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; FSA)	5.63	7/1/10	2,000,000	[a]	2,142,360
Puerto Rico Highways and
Transportation Authority,
Transportation Revenue
(Insured; MBIA, Inc.)	5.75	7/1/10	1,500,000	[a]	1,609,695
Puerto Rico Infrastructure
Financing Authority, Special
Tax Revenue	5.00	7/1/46	1,000,000		686,620
Total Long-Term Municipal Investments
(cost $149,917,000)					137,795,530

Short-Term Municipal	Coupon	Maturity	Principal
Investments—2.9%	Rate (%)	Date	Amount ($)	Value ($)

New York;
New York City,
GO Notes (LOC; Landesbank
Baden-Wurttemberg)	1.00	12/1/08	1,100,000 [c]	1,100,000
New York City Municipal Water
Finance Authority, Water and
Sewer System Revenue
(Liquidity Facility; Dexia
Credit Locale)	1.00	12/1/08	3,010,000 [c]	3,010,000
Total Short-Term Municipal Investments
(cost $4,110,000)				4,110,000

Total Investments (cost $154,027,000)			98.5%	141,905,530
Cash and Receivables (Net)			1.5%	2,111,460
Net Assets			100.0%	144,016,990

a These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
b Non-income producing security; interest payments in default.
c Variable rate demand note—rate shown is the interest rate in effect at November 30, 2008. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond
	Assurance Corporation	ARRN	Adjustable Rate Receipt Notes
BAN	Bond Anticipation Notes	BIGI	Bond Investors Guaranty Insurance
BPA	Bond Purchase Agreement	CGIC	Capital Guaranty Insurance Company
CIC	Continental Insurance Company	CIFG	CDC Ixis Financial Guaranty
CMAC	Capital Market Assurance Corporation	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
FSA	Financial Security Assurance	GAN	Grant Anticipation Notes
GIC	Guaranteed Investment Contract	GNMA	Government National
Mortgage Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development Revenue	LOC	Letter of Credit
LOR	Limited Obligation Revenue	LR	Lease Revenue
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†

AAA		Aaa		AAA	33.9
AA		Aa		AA	31.0
A		A		A	16.3
BBB		Baa		BBB	10.9
BB		Ba		BB	1.7
F1		MIG1/P1		SP1/A1	3.0
Not Rated[d]		Not Rated[d]		Not Rated[d]	3.2
					100.0

†	Based on total investments.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

The Fund 19

STATEMENT OF ASSETS AND LIABILITIES November 30, 2008

		Cost	Value

Assets ($):
Investments in securities—See Statement of Investments		154,027,000	141,905,530
Cash			197,770
Interest receivable			2,408,180
Receivable for shares of Beneficial Interest subscribed			14,243
Prepaid expenses			13,776
			144,539,499

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			108,561
Payable for shares of Beneficial Interest redeemed			360,045
Accrued expenses			53,903
			522,509

Net Assets ($)			144,016,990

Composition of Net Assets ($):
Paid-in capital			157,159,285
Accumulated net realized gain (loss) on investments			(1,020,825)
Accumulated net unrealized appreciation
(depreciation) on investments			(12,121,470)

Net Assets ($)			144,016,990

Net Asset Value Per Share
	Class A	Class B	Class C

Net Assets ($)	128,135,270	5,996,666	9,885,054
Shares Outstanding	9,909,613	463,789	764,474

Net Asset Value Per Share ($)	12.93	12.93	12.93

See notes to financial statements.

STATEMENT OF OPERATIONS Year Ended November 30, 2008

Investment Income ($):
Interest Income	7,313,725
Expenses:
Management fee—Note 3(a)	832,632
Shareholder servicing costs—Note 3(c)	461,658
Distribution fees—Note 3(b)	114,044
Professional fees	69,647
Registration fees	33,419
Prospectus and shareholders’ reports	19,473
Interest and expense related to
floating rate notes issued—Note 4	17,314
Custodian fees—Note 3(c)	16,260
Trustees’ fees and expenses—Note 3(d)	8,346
Loan commitment fees—Note 2	970
Miscellaneous	31,872
Total Expenses	1,605,635
Less—reduction in management fee
due to undertaking—Note 3(a)	(183,102)
Less—reduction in fees due to
earnings credits—Note 1(b)	(4,624)
Net Expenses	1,417,909
Investment Income—Net	5,895,816

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(968,461)
Net unrealized appreciation (depreciation) on investments	(14,893,339)
Net Realized and Unrealized Gain (Loss) on Investments	(15,861,800)
Net (Decrease) in Net Assets Resulting from Operations	(9,965,984)

See notes to financial statements.

The Fund 21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,

	2008	2007

Operations ($):
Investment income—net	5,895,816	6,167,354
Net realized gain (loss) on investments	(968,461)	619,568
Net unrealized appreciation
(depreciation) on investments	(14,893,339)	(5,346,227)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(9,965,984)	1,440,695

Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(5,288,112)	(5,411,629)
Class B Shares	(301,684)	(519,048)
Class C Shares	(303,694)	(236,910)
Net realized gain on investments:
Class A Shares	(539,085)	(280,491)
Class B Shares	(40,258)	(36,866)
Class C Shares	(34,365)	(12,714)
Total Dividends	(6,507,198)	(6,497,658)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	42,287,369	20,424,484
Class B Shares	283,906	20,580
Class C Shares	4,843,462	2,868,684
Dividends reinvested:
Class A Shares	4,560,479	4,392,925
Class B Shares	231,544	351,742
Class C Shares	243,844	188,931
Cost of shares redeemed:
Class A Shares	(39,050,221)	(28,232,515)
Class B Shares	(4,860,234)	(8,101,259)
Class C Shares	(2,125,649)	(1,354,276)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	6,414,500	(9,440,704)
Total Increase (Decrease) in Net Assets	(10,058,682)	(14,497,667)

Net Assets ($):
Beginning of Period	154,075,672	168,573,339
End of Period	144,016,990	154,075,672

	Year Ended November 30,

	2008	2007

Capital Share Transactions:
Class Aa
Shares sold	3,013,815	1,400,215
Shares issued for dividends reinvested	328,115	301,742
Shares redeemed	(2,782,324)	(1,937,127)
Net Increase (Decrease) in Shares Outstanding	559,606	(235,170)

Class Ba
Shares sold	20,159	1,406
Shares issued for dividends reinvested	16,568	24,128
Shares redeemed	(345,675)	(556,040)
Net Increase (Decrease) in Shares Outstanding	(308,948)	(530,506)

Class C
Shares sold	341,748	196,809
Shares issued for dividends reinvested	17,559	12,985
Shares redeemed	(151,893)	(93,084)
Net Increase (Decrease) in Shares Outstanding	207,414	116,710

a	During the period ended November 30, 2008, 131,525 Class B shares representing $1,866,412, were automatically converted to 131,516 Class A shares and during the period ended November 30, 2007, 296,399
Class B shares representing $4,325,569 were automatically converted to 296,362 Class A shares.
See notes to financial statements.

The Fund 23

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended November 30,

Class A Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.43	14.88	14.80	15.00	15.33
Investment Operations:
Investment income—net[a]	.56	.57	.57	.56	.58
Net realized and unrealized
gain (loss) on investments	(1.44)	(.42)	.33	(.17)	(.17)
Total from Investment Operations	(.88)	.15	.90	.39	.41
Distributions:
Dividends from investment income—net	(.56)	(.57)	(.58)	(.56)	(.58)
Dividends from net realized
gain on investments	(.06)	(.03)	(.24)	(.03)	(.16)
Total Distributions	(.62)	(.60)	(.82)	(.59)	(.74)
Net asset value, end of period	12.93	14.43	14.88	14.80	15.00

Total Return (%)[b]	(6.36)	1.06	6.25	2.58	2.71

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.98	1.00	.98	.98	1.00
Ratio of net expenses
to average net assets	.86	.89	.88	.96	1.00[c]
Ratio of net investment income
to average net assets	3.97	3.93	3.94	3.70	3.81
Portfolio Turnover Rate	32.04	17.81	30.45	52.26	21.53

Net Assets, end of period ($ x 1,000)	128,135	134,892	142,631	144,978	153,173

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

		Year Ended November 30,

Class B Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.43	14.88	14.79	15.00	15.33
Investment Operations:
Investment income—net[a]	.49	.49	.50	.48	.50
Net realized and unrealized
gain (loss) on investments	(1.44)	(.41)	.33	(.18)	(.17)
Total from Investment Operations	(.95)	.08	.83	.30	.33
Distributions:
Dividends from investment income—net	(.49)	(.50)	(.50)	(.48)	(.50)
Dividends from net realized
gain on investments	(.06)	(.03)	(.24)	(.03)	(.16)
Total Distributions	(.55)	(.53)	(.74)	(.51)	(.66)
Net asset value, end of period	12.93	14.43	14.88	14.79	15.00

Total Return (%)[b]	(6.79)	.53	5.71	2.06	2.18

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.52	1.53	1.50	1.50	1.51
Ratio of net expenses
to average net assets	1.36	1.39	1.38	1.48	1.51[c]
Ratio of net investment income
to average net assets	3.49	3.41	3.43	3.19	3.30
Portfolio Turnover Rate	32.04	17.81	30.45	52.26	21.53

Net Assets, end of period ($ x 1,000)	5,997	11,147	19,390	24,710	30,960

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

		Year Ended November 30,

Class C Shares	2008	2007	2006	2005	2004

Per Share Data ($):
Net asset value, beginning of period	14.43	14.88	14.80	15.00	15.33
Investment Operations:
Investment income—net[a]	.45	.46	.47	.44	.46
Net realized and unrealized
gain (loss) on investments	(1.44)	(.42)	.32	(.17)	(.17)
Total from Investment Operations	(.99)	.04	.79	.27	.29
Distributions:
Dividends from investment income—net	(.45)	(.46)	(.47)	(.44)	(.46)
Dividends from net realized
gain on investments	(.06)	(.03)	(.24)	(.03)	(.16)
Total Distributions	(.51)	(.49)	(.71)	(.47)	(.62)
Net asset value, end of period	12.93	14.43	14.88	14.80	15.00

Total Return (%)[b]	(7.07)	.30	5.46	1.81	1.94

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.73	1.75	1.74	1.73	1.75
Ratio of net expenses
to average net assets	1.61	1.64	1.63	1.71	1.75[c]
Ratio of net investment income
to average net assets	3.22	3.16	3.19	2.95	3.06
Portfolio Turnover Rate	32.04	17.81	30.45	52.26	21.53

Net Assets, end of period ($ x 1,000)	9,885	8,036	6,553	7,552	9,072

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus New York AMT-Free Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to maximize current income exempt from federal, New York state and New York city personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the fund’s Board of Trustees held on July 22, 2008, the Board approved, effective December 1, 2008, a proposal to change the name of the fund from “Dreyfus Premier New York AMT-Free Municipal Bond Fund” to “Dreyfus New York AMT-Free Municipal Bond Fund”.

Effective July 1, 2008, BNY Mellon has reorganized and consolidated a number of its banking and trust company subsidiaries. As a result of the reorganization, any services previously provided to the fund by Mellon Bank, N.A. or Mellon Trust of New England, N.A. are now provided by The Bank of New York, which has changed its name to The Bank of New York Mellon.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

six years.The fund does not offer Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from these estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

The fund adopted Statement of Financial Accounting Standards No. 157 “FairValue Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.

Various inputs are used in determining the value of the fund’s investments relating to FAS 157.These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2008 in valuing the fund’s investments carried at fair value:

	Investments in	Other Financial
Valuation Inputs	Securities ($)	Instruments ($)†

Level 1—Quoted Prices	0	0
Level 2—Other Significant
Observable Inputs	141,905,530	0
Level 3—Significant
Unobservable Inputs	0	0
Total	141,905,530	0

†	Other financial instruments include derivative instruments, such as futures, forward currency exchange contracts and swap contracts, which are valued at the unrealized appreciation
(depreciation) on the instrument.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The fund adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Liability for tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year.The adoption of FIN 48 had no impact on the operations of the fund for the period ended November 30, 2008.

As of and during the period ended November 30, 2008, the fund did not have any liabilities for any unrecognized tax positions. The fund recognizes interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended November 30, 2008 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2008, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $34,976, accumulated capital losses $1,023,151 and unrealized depreciation $12,119,144.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to November 30, 2008. If not applied, the carryover expires in fiscal 2016.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2008 and November 30, 2007 were as follows: tax exempt income $5,894,117 and $6,167,587 and long-term capital gains $613,081 and $330,071, respectively.

During the period ended November 30, 2008, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,326, increased accumulated net

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain (loss) on investments by $2,953 and decreased paid-in capital by $627. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

Prior to October 15, 2008, the fund participated with other Dreyfus-managed funds in a $350 million redemption credit facility. Effective October 15, 2008, the fund participates with other Dreyfus managed funds in a $145 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing. During the period ended November 30, 2008, the fund did not borrow under either Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from December 1, 2007 through December 14, 2008, to waive receipt of its fees and/or assume the expenses of the fund so that fund direct expenses (exclusive of Rule 12b-1 fees, taxes, interest, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net assets.The Manager has currently undertaken, from December 15, 2008 through July 31, 2009, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses (exclusive of certain expenses as described above and shareholder services plan fees) do not exceed .60% of the value of the fund’s average daily net assets. The reduction in management fees, pursuant to the undertaking amounted to $183,102 during the period ended November 30, 2008.

During the period ended November 30, 2008, the Distributor retained $21,387 from commissions earned on sales of the fund’s Class A shares and $18,764 and $2,346 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended November 30, 2008, Class B and Class C shares were charged $43,183 and $70,861, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended November 30, 2008, Class A, Class B and Class C shares were charged $333,257, $21,591 and $23,621, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2008, the fund was charged $52,528 pursuant to the transfer agency agreement.

The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended November 30, 2008, the fund was charged $3,410 pursuant to the cash management agreement.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended November 30, 2008, the fund was charged $16,260 pursuant to the custody agreement.

During the period ended November 30, 2008, the fund was charged $6,086 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $65,845, Rule 12b-1 distribution plan fees $8,706, shareholder services plan fees $29,929, custody fees $6,326, chief compliance officer fees $2,466 and transfer agency per account fees $10,283, which are offset against an expense reimbursement currently in effect in the amount of $14,994.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2008, amounted to $56,167,977 and $45,287,007, respectively.

The fund may participate in secondary inverse floater structures in which fixed-rate, tax-exempt municipal bonds purchased by the fund are transferred to a trust. The trust subsequently issues two or more variable rate securities that are collateralized by the cash flows of the fixed-rate, tax-exempt municipal bonds. One or more of these variable rate securities pays interest based on a short-term floating rate set by a remarketing agent at predetermined intervals. A residual interest tax-exempt security is also created by the trust, which is transferred to the fund, and is paid interest based on the remaining cash flow of the trust, after payment of interest on the other securities and various expenses of the trust.

The fund accounts for the transfer of bonds to the trusts as secured borrowings, with the securities transferred remaining in the fund’s investments, and the related floating rate certificate securities reflected as fund liabilities under the caption, “Payable for floating rate notes issued” in the Statement of Assets and Liabilities. At November 30, 2008, there were no floating rates notes issued outstanding.

The average daily amount of borrowings outstanding under the inverse floater structure during the period ended November 30, 2008, was approximately $375,000, with a related weighted average annualized interest rate of 4.62% .

At November 30, 2008, the cost of investments for federal income tax purposes was $154,024,674; accordingly, accumulated net unrealized depreciation on investments was $12,119,144, consisting of $2,163,226 gross unrealized appreciation and $14,282,370 gross unrealized depreciation.

In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

NOTE 5—Subsequent Event:

At a meeting of the fund’s Board of Trustees held on November 3, 2008, the Board approved, effective December 15, 2008, a proposal to authorize the fund to offer an additional class of shares, to be designated Class I shares.

The Fund 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees

Dreyfus New York AMT-Free Municipal Bond Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus NewYork AMT-Free Municipal Bond Fund (formerly, Dreyfus Premier New York AMT-Free Municipal Bond Fund), including the statement of investments,as of November 30,2008,and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008 by correspondence with the custodian.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus NewYork AMT-Free Municipal Bond Fund at November 30, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York January 22, 2009

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby makes the following designations regarding its fiscal year ended November 30, 2008:

—all the dividends paid from investment income-net are “exempt-interest dividends” (not subject to regular federal income tax and, for individuals who are New York residents, New York state and New York city personal income taxes).

—the fund hereby designates $.0412 per share as a long-term capital gain distribution paid on December 13, 2007 and also hereby designates $.0163 per share as a long-term capital gain distribution paid on July 9, 2008.

As required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2008 calendar year on Form 1099-DIV and their portion of the fund’s exempt-interest dividends paid for the 2008 calendar year on Form 1099-INT, both of which will be mailed by January 31, 2009.

The Fund 37

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on July 22, 2008, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

A representative of the Manager noted that, effective November 6, 2007, the fund changed its investment policy to invest in municipal obligations the interest from which is not subject to the federal alternative minimum tax. It was also noted that, effective January 1, 2008, the fund changed its name from Dreyfus Premier New York Municipal Bond Fund to Dreyfus Premier NewYork AMT-Free Municipal Bond Fund.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and representatives of the Manager confirmed that there had been no material changes in this information. The Board also discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services in each distribution channel, including those of the fund. The Manager provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. an independent provider of investment company data, comparing the fund’s performance to a group of comparable funds (the “Performance Group”) and to a broader group of funds (the “Performance Universe”) selected by Lipper.The Board members had been provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members noted that the fund’s yield performance for each of the past ten one-year periods ended May 31 (1999-2008) was below the Performance Group median for each of the reported time periods, and above the Performance Universe median for each of the reported time periods, except for May 31, 2003, 2004 and 2005. The Board members then reviewed the fund’s total return performance for various periods ended May 31, 2008, and noted that the fund’s total return performance was below the Performance Group medians for each of the one-, two-, three-, four-, five- and ten-year periods, and that the fund’s total return performance was above the Performance Universe medians for the two-, three- and ten-year periods ended May 31, 2008, and lower for the one-, four- and five-year time periods. The Manager also provided a comparison of the fund’s calendar year total returns to the returns of its Lipper category average for the prior ten calendar years. The Board members discussed with representatives of the Manager the reasons for the fund’s underperformance compared

The Fund 39

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

to the Performance Group and Performance Universe medians for the applicable periods, and the Manager’s efforts to improve performance. The Board members also received a presentation from the fund’s primary portfolio manager during which she discussed the fund’s investment strategy and the factors that affected performance.

The Board members also discussed the fund’s management fee and expense ratio as compared to a comparable group of funds (the “Expense Group”) that was composed of the same funds included in the Performance Group and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board noted that the fund’s management fee and total expense ratio were above the Expense Group and Expense Universe medians.The Board members also discussed the Manager’s current undertaking to waive fees and/or reimburse expenses, which representatives of the Manager stated would extend at least until July 31, 2009.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies and strategies, and included in the same category, as the fund (the “Similar Funds”).The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.The Board acknowledged that differences in fees paid by the Similar Funds seemed to be consistent with the services provided. Representatives of the Manager informed the Board members that there were no separate accounts or wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also had been informed that the methodology also had been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of a fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.The Board members also considered potential benefits to the Manager and its affiliates from acting as investment adviser to the fund and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by the Manager, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less. It was also noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided by the Manager.

The Board also noted the fee waiver and expense reimbursement arrangement and its effect on the Manager’s profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by the Manager to the fund are adequate and appropriate.

The Fund 41

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board was satisfied with the Manager’s efforts to improve the fund’s performance as discussed during the meeting, noting the improvement in the fund’s yield performance relative to the Performance Universe for the past three one-year periods ended May 31, 2008, and the fund’s total return performance relative to the Performance Universe for the two-, three- and ten-year periods ended May 31, 2008.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of the services provided, comparative perfor- mance and expense and management fee information, including the extension of the Manager’s undertaking to waive or reimburse cer- tain fees and expenses of the fund, costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 43

BOARD MEMBERS INFORMATION (Unaudited) (continued)

The Fund 45

OFFICERS OF THE FUND (Unaudited)

The Fund 47

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2008, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2009 MBSC Securities Corporation

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $30,881 in 2007 and $31,807 in 2008.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2007 and $10,398 in 2008. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,541 in 2007 and $3,273 in 2008. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

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The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2007 and $0 in 2008.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2007 and $58 in 2008. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2007 and $0 in 2008.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,890,737 in 2007 and $9,452,992 in 2008.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]

Item 10.	Submission of Matters to a Vote of Security Holders.

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     The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus New York AMT-Free Municipal Bond Fund

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer

J. David Officer,
President

Date:	January 26, 2009

By:	/s/ James Windels

James Windels,
Treasurer

Date:	January 26, 2009

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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